UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Large-Cap Core Research Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Large-Cap Core Research Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 31

Federal Tax Information	18

Management and Organization	32

Important Notices	35

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Large-Cap Core Research Fund (the Fund) had a total return of 15.59% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the S&P 500 Index (the Index)2, returned 16.00% during the period.

The Fund underperformed the Index during the period primarily due to stock selection in the health care and industrials sectors. However, stock selection overall was additive to relative Fund performance versus the Index during the period. The gradually improving U.S. economy, stabilization of the European debt crisis and continued low interest rates created a favorable investment environment for the Fund’s focus on companies with consistent earnings growth and leading business franchises. The Fund achieved positive absolute returns in all 10 of its economic sectors, as did the Index.

In the health care sector, the health care providers & services industry and the health care equipment & supplies industry were notable detractors from Fund performance relative to the Index during the period. In the industrials sector, the Fund’s holdings in several industries underperformed versus the Index due primarily to stock selection, including commercial services & supplies, aerospace & defense, industrial conglomerates and machinery. The Fund’s holdings in the energy sector also underperformed relative to the Index, particularly the oil & gas industry. Among individual stocks, a large oil & gas exploration and production company was a key detractor from Fund performance versus the Index during the period. In the financials sector, the Fund’s stock selection along with an underweight position in the outperforming insurance industry detracted from Fund returns versus the Index. Despite favorable stock selection in the chemicals industry, the materials sector detracted from the Fund’s relative performance due largely to stock selection and an overweight in the lagging metals & mining industry.

Information technology was the Fund’s top-performing sector versus the Index for the 12-month period, due to both stock selection and an overweight position in the computers & peripherals industry. A leading computer and mobile phone company was among the Fund’s top individual stock performers. An underweight position along with stock selection in the lagging semiconductors & semiconductor equipment industry also proved beneficial to Fund performance. In the utilities sector, stock selection was additive to Fund performance versus the Index, particularly in the multi-utility industry. The Fund’s holdings in the consumer staples sector outperformed relative to the Index due largely to stock selection in the beverages industry, as well as stock selection and an underweight in household products. The consumer discretionary sector also contributed positively to Fund returns versus the Index, boosted by stock selection within the media and specialty retail industries.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Performance2,3

Portfolio Manager Charles Gaffney

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	11/01/2001	15.59%	1.05%	7.61%	—
Class A with 5.75% Maximum Sales Charge	—	8.96	-0.14	6.97	—
Class C at NAV	10/01/2009	14.78	—	—	8.27%
Class C with 1% Maximum Sales Charge	—	13.78	—	—	8.27
Class I at NAV	09/03/2008	15.89	—	—	4.07
S&P 500 Index	—	16.00%	1.66%	7.09%	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.46%	2.21%	1.21%
Net			1.25	2.00	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/01/2009	$12,953	N.A.
Class I	$250,000	09/03/2008	$297,175	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	4.7%
Pfizer, Inc.	2.9
International Business Machines Corp.	2.7
Wells Fargo & Co.	2.0
Gilead Sciences, Inc.	1.9
Google, Inc., Class A	1.8
Chevron Corp.	1.7
Occidental Petroleum Corp.	1.6
Abbott Laboratories	1.6
JPMorgan Chase & Co.	1.6
Total	22.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Depictions do not reflect the Portfolio’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,064.90	$6.49	**	1.25%
Class C	$1,000.00	$1,061.30	$10.36	**	2.00%
Class I	$1,000.00	$1,066.80	$5.20	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	**	1.25%
Class C	$1,000.00	$1,015.10	$10.13	**	2.00%
Class I	$1,000.00	$1,020.10	$5.08	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $44,045,015)	$52,453,110
Receivable for Fund shares sold	14,596
Total assets	$52,467,706

Liabilities
Payable for Fund shares redeemed	$846,207
Payable to affiliates:
Distribution and service fees	12,461
Trustees’ fees	125
Other	1,596
Accrued expenses	41,961
Total liabilities	$902,350
Net Assets	$51,565,356

Sources of Net Assets
Paid-in capital	$43,056,802
Accumulated net realized gain from Portfolio	60,228
Accumulated undistributed net investment income	40,231
Net unrealized appreciation from Portfolio	8,408,095
Total	$51,565,356

Class A Shares
Net Assets	$37,307,649
Shares Outstanding	2,797,847
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.33
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.14

Class C Shares
Net Assets	$5,381,843
Shares Outstanding	407,773
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.20

Class I Shares
Net Assets	$8,875,864
Shares Outstanding	665,670
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $10,041)	$1,064,103
Interest allocated from Portfolio	593
Expenses allocated from Portfolio	(403,157)
Total investment income from Portfolio	$661,539

Expenses
Administration fee	$82,236
Distribution and service fees
Class A	96,757
Class C	55,100
Trustees’ fees and expenses	500
Custodian fee	18,749
Transfer and dividend disbursing agent fees	49,326
Legal and accounting services	23,996
Printing and postage	23,560
Registration fees	48,333
Miscellaneous	11,303
Total expenses	$409,860
Deduct —
Waiver and reimbursement of expenses by an affiliate	$113,689
Total expense reductions	$113,689

Net expenses	$296,171

Net investment income	$365,368

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$7,190,493
Written options	20,857
Foreign currency transactions	(39)
Net realized gain	$7,211,311
Change in unrealized appreciation (depreciation) —
Investments	$738,190
Written options	22,161
Foreign currency	1
Net change in unrealized appreciation (depreciation)	$760,352

Net realized and unrealized gain	$7,971,663

Net increase in net assets from operations	$8,337,031

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$365,368	$459,345
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	7,211,311	(93,754)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	760,352	(1,717,521)
Net increase (decrease) in net assets from operations	$8,337,031	$(1,351,930)
Distributions to shareholders —
From net investment income
Class A	$(259,078)	$(278,330)
Class C	(3,797)	(9,379)
Class I	(94,328)	(158,141)
From net realized gain
Class A	(4,003,806)	—
Class C	(585,058)	—
Class I	(1,052,209)	—
Total distributions to shareholders	$(5,998,276)	$(445,850)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,597,181	$17,136,770
Class C	982,222	4,692,691
Class I	2,155,083	7,565,859
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,151,145	255,657
Class C	542,573	8,340
Class I	931,018	106,936
Cost of shares redeemed
Class A	(12,978,126)	(16,730,710)
Class C	(1,603,873)	(774,520)
Class I	(10,392,922)	(9,639,781)
Net increase (decrease) in net assets from Fund share transactions	$(9,615,699)	$2,621,242

Net increase (decrease) in net assets	$(7,276,944)	$823,462

Net Assets
At beginning of year	$58,842,300	$58,018,838
At end of year	$51,565,356	$58,842,300

Accumulated undistributed net investment income included in net assets
At end of year	$40,231	$37,246

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,			Period Ended December 31, 2009(1)		Year Ended October 31,
	2012	2011	2010			2009	2008
Net asset value — Beginning of period	$12.980	$13.350	$12.170	$11.280		$10.290	$15.440

Income (Loss) From Operations
Net investment income(2)	$0.100	$0.098	$0.071	$0.020		$0.102	$0.092
Net realized and unrealized gain (loss)	1.941	(0.373)	1.159	0.946		0.948	(4.784)

Total income (loss) from operations	$2.041	$(0.275)	$1.230	$0.966		$1.050	$(4.692)

Less Distributions
From net investment income	$(0.102)	$(0.095)	$(0.050)	$(0.076)		$(0.060)	$(0.053)
From net realized gain	(1.589)	—	—	—		—	(0.405)

Total distributions	$(1.691)	$(0.095)	$(0.050)	$(0.076)		$(0.060)	$(0.458)

Net asset value — End of period	$13.330	$12.980	$13.350	$12.170		$11.280	$10.290

Total Return(3)	15.59%	(2.06)%	10.11%	8.56	%(4)	10.32%	(31.29)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,308	$38,113	$38,877	$22,141		$22,264	$8,487
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25%	1.25%	1.25%	1.25	%(7)	1.25%	1.25%
Net investment income	0.70%	0.74%	0.58%	0.99	%(7)	1.00%	0.70%
Portfolio Turnover of the Portfolio	91%	64%	44%	10	%(4)	—	—
Portfolio Turnover of the Fund(8)	—	—	—	—		54%	76%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the years ended October 31, 2009 and 2008, respectively). Absent the waivers and subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,			Period Ended December 31, 2009(1)		Period Ended October 31, 2009(2)
	2012	2011	2010
Net asset value — Beginning of period	$12.880	$13.270	$12.130	$11.280		$11.520

Income (Loss) From Operations
Net investment income (loss)(3)	$(0.007)	$0.005	$(0.017)	$(0.003)		$(0.011)
Net realized and unrealized gain (loss)	1.926	(0.371)	1.158	0.944		(0.229)

Total income (loss) from operations	$1.919	$(0.366)	$1.141	$0.941		$(0.240)

Less Distributions
From net investment income	$(0.010)	$(0.024)	$(0.001)	$(0.091)		$—
From net realized gain	(1.589)	—	—	—		—

Total distributions	$(1.599)	$(0.024)	$(0.001)	$(0.091)		$—

Net asset value — End of period	$13.200	$12.880	$13.270	$12.130		$11.280

Total Return(4)	14.78%	(2.76)%	9.40%	8.34	%(5)	(2.08	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,382	$5,276	$1,637	$426		$55
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.00%	2.00%	2.00%	2.00	%(7)	2.00	%(7)
Net investment income (loss)	(0.05)%	0.04%	(0.14)%	(0.14	)%(7)	(1.09	)%(7)
Portfolio Turnover of the Portfolio	91%	64%	44%	10	%(5)	—
Portfolio Turnover of the Fund(8)	—	—	—	—		54	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)

The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,			Period Ended December 31, 2009(1)		Year Ended October 31, 2009	Period Ended October 31, 2008(2)
	2012	2011	2010
Net asset value — Beginning of period	$12.980	$13.360	$12.170	$11.290		$10.300	$13.070

Income (Loss) From Operations
Net investment income(3)	$0.132	$0.130	$0.103	$0.021		$0.120	$0.018
Net realized and unrealized gain (loss)	1.946	(0.379)	1.164	0.959		0.949	(2.788)

Total income (loss) from operations	$2.078	$(0.249)	$1.267	$0.980		$1.069	$(2.770)

Less Distributions
From net investment income	$(0.139)	$(0.131)	$(0.077)	$(0.100)		$(0.079)	$—
From net realized gain	(1.589)	—	—	—		—	—

Total distributions	$(1.728)	$(0.131)	$(0.077)	$(0.100)		$(0.079)	$—

Net asset value — End of period	$13.330	$12.980	$13.360	$12.170		$11.290	$10.300

Total Return(4)	15.89%	(1.86)%	10.41%	8.67	%(5)	10.54%	(21.19	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,876	$15,454	$17,505	$7,317		$3,901	$1,345
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.00%	1.00%	1.00%	1.00	%(7)	1.00%	1.00	%(7)
Net investment income	0.92%	0.97%	0.84%	1.06	%(7)	1.16%	1.03	%(7)
Portfolio Turnover of the Portfolio	91%	64%	44%	10	%(5)	—	—
Portfolio Turnover of the Fund(8)	—	—	—	—		54%	76	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from commencement of operations on September 3, 2008 to October 31, 2008.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)

The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the year ended October 31, 2009 and the period ended October 31, 2008, respectively). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2008.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Core Research Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (27.8% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2012, a capital loss carryforward of $546,668 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at

13

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Notes to Financial Statements — continued

the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$357,203	$445,850
Long-term capital gains	$5,641,073	$—

During the year ended December 31, 2012, accumulated net realized gain was increased by $5,180 and accumulated undistributed net investment income was decreased by $5,180 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$38,130
Undistributed long-term capital gains	$482,191
Net unrealized appreciation	$7,988,233

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $82,236. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00% and 1.00% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $113,689 for the year ended December 31, 2012. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $3,086 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,729 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $96,757 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding

14

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Notes to Financial Statements — continued

Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2012, the Fund paid or accrued to EVD $41,325 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $329,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $13,775 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $50 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,416,602 and $18,559,867, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	461,053	1,271,214
Issued to shareholders electing to receive payments of distributions in Fund shares	308,032	19,732
Redemptions	(907,157)	(1,266,400)

Net increase (decrease)	(138,072)	24,546

	Year Ended December 31,
Class C	2012	2011

Sales	70,858	344,715
Issued to shareholders electing to receive payments of distributions in Fund shares	40,683	652
Redemptions	(113,334)	(59,120)

Net increase (decrease)	(1,793)	286,247

15

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2012	2011

Sales	146,342	575,885
Issued to shareholders electing to receive payments of distributions in Fund shares	69,131	8,267
Redemptions	(740,332)	(704,298)

Net decrease	(524,859)	(120,146)

16

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Large-Cap Core Research Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

17

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,074,909, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $6,262,256 or, if subsequently determined to be different, the net capital gain of such year.

18

Large-Cap Core Research Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 98.7%

Security	Shares	Value

Aerospace & Defense — 2.5%
Boeing Co. (The)	36,321	$2,737,151
United Technologies Corp.	23,355	1,915,343

		$4,652,494

Beverages — 2.1%
Anheuser-Busch InBev NV ADR	22,876	$1,999,591
Beam, Inc.	31,844	1,945,350

		$3,944,941

Biotechnology — 3.2%
Celgene Corp.(1)	31,918	$2,512,585
Gilead Sciences, Inc.(1)	49,252	3,617,559

		$6,130,144

Capital Markets — 1.9%
Ameriprise Financial, Inc.	25,566	$1,601,199
Goldman Sachs Group, Inc. (The)	14,972	1,909,828

		$3,511,027

Chemicals — 2.8%
LyondellBasell Industries NV, Class A	31,172	$1,779,610
Monsanto Co.	15,659	1,482,124
PPG Industries, Inc.	14,367	1,944,573

		$5,206,307

Commercial Banks — 3.7%
PNC Financial Services Group, Inc.	27,128	$1,581,834
Regions Financial Corp.	233,186	1,660,284
Wells Fargo & Co.	109,849	3,754,639

		$6,996,757

Communications Equipment — 1.3%
QUALCOMM, Inc.	40,861	$2,534,199

		$2,534,199

Computers & Peripherals — 6.0%
Apple, Inc.	16,558	$8,825,911
EMC Corp.(1)	97,111	2,456,908

		$11,282,819

Security	Shares	Value

Consumer Finance — 1.4%
American Express Co.	47,569	$2,734,266

		$2,734,266

Diversified Financial Services — 4.5%
Bank of America Corp.	233,658	$2,710,433
Citigroup, Inc.	74,045	2,929,220
JPMorgan Chase & Co.	66,759	2,935,393

		$8,575,046

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	77,918	$2,626,616
CenturyLink, Inc.	41,514	1,624,027

		$4,250,643

Electric Utilities — 2.3%
Edison International	50,660	$2,289,325
NextEra Energy, Inc.	30,147	2,085,871

		$4,375,196

Electrical Equipment — 0.8%
Emerson Electric Co.	30,284	$1,603,841

		$1,603,841

Energy Equipment & Services — 2.9%
Cameron International Corp.(1)	47,194	$2,664,573
Halliburton Co.	42,259	1,465,965
National Oilwell Varco, Inc.	18,564	1,268,849

		$5,399,387

Food & Staples Retailing — 0.8%
CVS Caremark Corp.	30,678	$1,483,281

		$1,483,281

Food Products — 3.3%
Hershey Co. (The)	25,375	$1,832,583
Kraft Foods Group, Inc.	35,709	1,623,688
Mondelez International, Inc., Class A	107,128	2,728,550

		$6,184,821

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	46,771	$3,063,500
Covidien PLC	25,135	1,451,295

		$4,514,795

19	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 2.5%
Express Scripts Holding Co.(1)	37,016	$1,998,864
Humana, Inc.	38,834	2,665,177

		$4,664,041

Hotels, Restaurants & Leisure — 1.8%
Marriott International, Inc., Class A	37,452	$1,395,836
McDonald’s Corp.	22,744	2,006,248

		$3,402,084

Household Products — 1.1%
Colgate-Palmolive Co.	20,567	$2,150,074

		$2,150,074

Industrial Conglomerates — 2.1%
Danaher Corp.	26,992	$1,508,853
General Electric Co.	116,515	2,445,650

		$3,954,503

Insurance — 1.8%
ACE, Ltd.	21,098	$1,683,621
Aflac, Inc.	32,501	1,726,453

		$3,410,074

Internet & Catalog Retail — 0.9%
Amazon.com, Inc.(1)	6,425	$1,613,575

		$1,613,575

Internet Software & Services — 3.0%
eBay, Inc.(1)	43,234	$2,205,799
Google, Inc., Class A(1)	4,895	3,472,366

		$5,678,165

IT Services — 5.1%
Accenture PLC, Class A	27,365	$1,819,773
International Business Machines Corp.	27,102	5,191,388
Visa, Inc., Class A	17,352	2,630,216

		$9,641,377

Machinery — 2.4%
Caterpillar, Inc.	16,074	$1,439,909
Deere & Co.	18,349	1,585,721
Parker Hannifin Corp.	18,650	1,586,369

		$4,611,999

Security	Shares	Value

Media — 3.7%
Comcast Corp., Class A	72,519	$2,710,760
Virgin Media, Inc.	38,487	1,414,398
Walt Disney Co. (The)	57,361	2,856,004

		$6,981,162

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	52,500	$1,795,500

		$1,795,500

Multi-Utilities — 1.2%
Sempra Energy	32,543	$2,308,600

		$2,308,600

Multiline Retail — 2.4%
Dollar General Corp.(1)	32,606	$1,437,598
Macy’s, Inc.	36,039	1,406,242
Target Corp.	27,300	1,615,341

		$4,459,181

Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	29,458	$3,185,588
Concho Resources, Inc.(1)	14,230	1,146,369
EOG Resources, Inc.	13,172	1,591,046
Exxon Mobil Corp.	25,731	2,227,018
Marathon Oil Corp.	50,532	1,549,311
Occidental Petroleum Corp.	40,120	3,073,593
Phillips 66	28,665	1,522,112
Range Resources Corp.	21,747	1,366,364

		$15,661,401

Pharmaceuticals — 4.5%
Pfizer, Inc.	221,490	$5,554,969
Roche Holding AG ADR	30,782	1,554,491
Teva Pharmaceutical Industries, Ltd. ADR	35,047	1,308,655

		$8,418,115

Real Estate Investment Trusts (REITs) — 2.0%
AvalonBay Communities, Inc.	13,830	$1,875,210
Boston Properties, Inc.	17,856	1,889,343

		$3,764,553

20	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Road & Rail — 2.4%
Norfolk Southern Corp.	28,550	$1,765,532
Union Pacific Corp.	21,462	2,698,203

		$4,463,735

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp., Class A	52,198	$1,733,496

		$1,733,496

Software — 2.7%
Microsoft Corp.	85,099	$2,274,696
Nuance Communications, Inc.(1)	54,143	1,208,472
Oracle Corp.	49,042	1,634,080

		$5,117,248

Specialty Retail — 3.1%
Lowe’s Companies, Inc.	53,397	$1,896,661
Ross Stores, Inc.	20,255	1,096,808
Sally Beauty Holdings, Inc.(1)	56,833	1,339,554
Urban Outfitters, Inc.(1)	39,193	1,542,637

		$5,875,660

Tobacco — 1.0%
Philip Morris International, Inc.	21,625	$1,808,715

		$1,808,715

Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., Class B	31,601	$1,438,478

		$1,438,478

Total Common Stocks — 98.7% (identified cost $156,438,680)		$186,331,700

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$2,491	$2,490,614

Total Short-Term Investments (identified cost $2,490,614)		$2,490,614

Total Investments — 100.1% (identified cost $158,929,294)		$188,822,314

Call Options Written — (0.0)%(3)

Security	Number of Contracts	Strike Price	Expiration Date	Value
Urban Outfitters, Inc.	391	$43.00	1/19/13	$(6,843)

Total Call Options Written (premiums received $15,361)				$(6,843)

Put Options Written — (0.1)%

Security	Number of Contracts	Strike Price	Expiration Date	Value
Humana, Inc.	255	$70.00	2/16/13	$(89,250)

Total Put Options Written (premiums received $159,943)				$(89,250)

Other Assets, Less Liabilities — 0.0%(3)				$79,794

Net Assets — 100.0%				$188,806,015

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

(3)	Amount is less than 0.05%.

21	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $156,438,680)	$186,331,700
Affiliated investment, at value (identified cost, $2,490,614)	2,490,614
Foreign currency, at value (identified cost, $474)	488
Dividends receivable	199,281
Interest receivable from affiliated investment	224
Tax reclaims receivable	34,196
Total assets	$189,056,503

Liabilities
Written options outstanding, at value (premiums received, $175,304)	$96,093
Payable to affiliates:
Investment adviser fee	103,733
Trustees’ fees	1,968
Accrued expenses	48,694
Total liabilities	$250,488
Net Assets applicable to investors’ interest in Portfolio	$188,806,015

Sources of Net Assets
Investors’ capital	$158,834,328
Net unrealized appreciation	29,971,687
Total	$188,806,015

22	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $36,552)	$3,874,668
Interest allocated from affiliated investment	2,119
Expenses allocated from affiliated investment	(257)
Total investment income	$3,876,530

Expenses
Investment adviser fee	$1,299,280
Trustees’ fees and expenses	8,290
Custodian fee	105,810
Legal and accounting services	39,923
Miscellaneous	12,509
Total expenses	$1,465,812

Net investment income	$2,410,718

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,683,519
Investment transactions allocated from affiliated investment	39
Written options	74,911
Foreign currency transactions	(137)
Net realized gain	$22,758,332
Change in unrealized appreciation (depreciation) —
Investments	$4,576,377
Written options	79,211
Foreign currency	(20)
Net change in unrealized appreciation (depreciation)	$4,655,568

Net realized and unrealized gain	$27,413,900

Net increase in net assets from operations	$29,824,618

23	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$2,410,718	$2,751,641
Net realized gain from investment transactions, written options and foreign currency transactions	22,758,332	1,033,472
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	4,655,568	(7,417,354)
Net increase (decrease) in net assets from operations	$29,824,618	$(3,632,241)
Capital transactions —
Contributions	$7,102,631	$35,679,422
Withdrawals	(52,627,001)	(50,395,779)
Net decrease in net assets from capital transactions	$(45,524,370)	$(14,716,357)

Net decrease in net assets	$(15,699,752)	$(18,348,598)

Net Assets
At beginning of year	$204,505,767	$222,854,365
At end of year	$188,806,015	$204,505,767

24	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,			Period Ended December 31, 2009(1)
Ratios/Supplemental Data	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.73%	0.73%	0.73%	0.86	%(3)
Net investment income	1.21%	1.25%	1.09%	1.19	%(3)
Portfolio Turnover	91%	64%	44%	10	%(4)

Total Return	16.18%	(1.55)%	10.68%	8.63	%(4)

Net assets, end of period (000’s omitted)	$188,806	$204,506	$222,854	$214,153

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

25	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Core Research Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Large-Cap Core Research Fund and Eaton Vance Balanced Fund held an interest of 27.8% and 68.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Large-Cap Core Research Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $1,299,280 or 0.65% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

27

Large-Cap Core Research Portfolio

December 31, 2012

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $179,357,025 and $219,772,718, respectively, for the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$160,562,808

Gross unrealized appreciation	$30,401,457
Gross unrealized depreciation	(2,141,951)

Net unrealized appreciation	$28,259,506

The net unrealized appreciation on foreign currency and written options at December 31, 2012 on a federal income tax basis was $78,667.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	—	$—
Options written	6,297	610,233
Options terminated in closing purchase transactions	(3,180)	(316,836)
Options expired	(2,471)	(118,093)

Outstanding, end of year	646	$175,304

At December 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2012, the Portfolio entered into option transactions or a combination of option transactions on individual securities to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(96,093	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

28

Large-Cap Core Research Portfolio

December 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(53,129)	$—
Written options	74,911	79,211	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of purchased options contracts outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately 222 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Large-Cap Core Research Portfolio

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$186,331,700 *	$—	$—	$186,331,700
Short-Term Investments	—	2,490,614	—	2,490,614

Total Investments	$186,331,700	$2,490,614	$—	$188,822,314

Liability Description

Call Options Written	$(6,843)	$—	$—	$(6,843)
Put Options Written	(89,250)	—	—	(89,250)

Total	$(96,093)	$—	$—	$(96,093)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Large-Cap Core Research Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Core Research Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Core Research Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from the start of business, November 1, 2009, to December 31, 2009. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Core Research Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from the start of business, November 1, 2009, to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

31

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.
Charles B. Gaffney 1972	President of the Portfolio	Since 2011	Director of Equity Research and a Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR.

33

Eaton Vance

Large-Cap Core Research Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Core Research Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Core Research Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325-2/13	ERSRC

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus or summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	29 and 45

Federal Tax Information	30

Management and Organization	46

Important Notices	52

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (each a “Fund” and collectively “the Funds”) had total returns of 15.05% and 14.87%, respectively, for Class A shares at net asset value (NAV). By comparison, the Funds’ benchmark, the S&P 500 Index (the Index)2, returned 16.00% during the period.

While the Funds’ sector positioning positively contributed to returns relative to the Index during the period, stock selection overall held back each Fund’s relative performance versus the Index. Throughout much of the year, the equity market fluctuated between “risk-on” and “risk-off” preference. Consequently, the Funds’ longer-term investment style was often out of sync with sentiment-driven market rotations. Nevertheless, the Funds benefited from their broad industry diversification7 and recorded positive returns in eight of the 10 Index sectors during the period. The Index recorded positive returns in all 10 sectors.

During the period, the Funds generated favorable results versus the Index in the utilities, materials and health care sectors, and relatively weaker performance versus the Index in the information technology (IT), financials and energy sectors. The biggest detractor from each Fund’s performance versus the Index was the IT sector, where an overweight in the lagging semiconductors & equipment industry and stock selection in the computers and peripherals industry drove most of the underperformance versus the Index. Within the financials sector, the Funds achieved better-than-Index returns in the capital markets, insurance and commercial banks industries. However, relative underweights in the two strongest-performing diversified financial services names held back positive stock selection results within the sector. Each Fund’s underperformance versus the Index within the energy sector was mostly due to stock selection in the oil, gas and consumables industries.

On the positive side, an underweight in the utilities sector provided a boost to each Fund’s performance versus the Index, as the sector lagged notably during the 12-month period. Both stock selection and an underweight in the materials sector were beneficial. Within materials, stock selection in the chemicals industry lifted each Fund’s returns versus the Index, as did an underweight in the lagging metals & mining industry. In the consumer discretionary sector, emphasis on the specialty retailing industry proved timely. A leading off-price fashion and home furnishings retailer was among each Fund’s top-performing individual stocks during the period. The consumer staples sector also outperformed relative to the Index thanks to stock selection, which offset an overweight in the lagging sector. Within consumer staples, stock selection and an underweight in the household products industry aided each Fund’s returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Performance2,3

Portfolio Managers Duncan W. Richardson, CFA, Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	15.05%	1.32%	5.90%
Class A with 5.75% Maximum Sales Charge	—	8.44	0.13	5.28
Class B at NAV	03/28/1996	14.18	0.57	5.12
Class B with 5% Maximum Sales Charge	—	9.18	0.18	5.12
Class C at NAV	08/02/1996	14.19	0.57	5.11
Class C with 1% Maximum Sales Charge	—	13.19	0.57	5.11
Class I at NAV	07/02/1999	15.35	1.57	6.18
Class S at NAV	05/14/1999	15.22	1.47	6.06
S&P 500 Index	—	16.00%	1.66%	7.09%

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	8.22%	-0.08%	5.10%
Class A After Taxes on Distributions and Sale of Fund Shares	—	5.79	0.08	4.60
Class B After Taxes on Distributions	03/28/1996	9.10	0.14	5.09
Class B After Taxes on Distributions and Sale of Fund Shares	—	6.07	0.15	4.48
Class C After Taxes on Distributions	08/02/1996	13.05	0.45	5.03
Class C After Taxes on Distributions and Sale of Fund Shares	—	8.76	0.46	4.46
Class I After Taxes on Distributions	07/02/1999	15.05	1.31	5.93
Class I After Taxes on Distributions and Sale of Fund Shares	—	10.39	1.30	5.40
Class S After Taxes on Distributions	05/14/1999	14.62	1.19	5.81
Class S After Taxes on Distributions and Sale of Fund Shares	—	9.90	1.16	5.24

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
	0.86%	1.61%	1.61%	0.61%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$16,476	N.A.
Class C	$10,000	12/31/2002	$16,462	N.A.
Class I	$250,000	12/31/2002	$455,557	N.A.
Class S	$10,000	12/31/2002	$18,017	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Performance2,3

Portfolio Managers Duncan W. Richardson, CFA, Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	14.87%	1.15%	5.72%
Class A with 5.75% Maximum Sales Charge	—	8.25	-0.04	5.10
Class B at NAV	02/28/2001	14.02	0.40	4.94
Class B with 5% Maximum Sales Charge	—	9.02	0.01	4.94
Class C at NAV	02/28/2001	13.98	0.39	4.93
Class C with 1% Maximum Sales Charge	—	12.98	0.39	4.93
Class I at NAV	02/28/2001	15.12	1.41	5.99
S&P 500 Index	—	16.00%	1.66%	7.09%

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	8.05%	-0.23%	4.95%
Class A After Taxes on Distributions and Sale of Fund Shares	—	5.63	-0.07	4.44
Class B After Taxes on Distributions	02/28/2001	8.99	-0.03	4.92
Class B After Taxes on Distributions and Sale of Fund Shares	—	5.89	0.00	4.32
Class C After Taxes on Distributions	02/28/2001	12.89	0.32	4.89
Class C After Taxes on Distributions and Sale of Fund Shares	—	8.56	0.32	4.31
Class I After Taxes on Distributions	02/28/2001	14.87	1.18	5.81
Class I After Taxes on Distributions and Sale of Fund Shares	—	10.17	1.16	5.24

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
	1.04%	1.80%	1.80%	0.79%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$16,205	N.A.
Class C	$10,000	12/31/2002	$16,187	N.A.
Class I	$250,000	12/31/2002	$447,703	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	2.8%
Walt Disney Co. (The)	2.8
Oracle Corp.	2.6
QUALCOMM, Inc.	2.6

Coca-Cola Co. (The)	2.4
Accenture PLC, Class A	2.4
Exxon Mobil Corp.	2.4
Intel Corp.	2.3
Deere & Co.	2.2
United Technologies Corp.	2.2
Total	24.7%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,055.80	$4.39	0.85%
Class B	$1,000.00	$1,051.60	$8.20	1.59%
Class C	$1,000.00	$1,051.10	$8.25	1.60%
Class I	$1,000.00	$1,056.80	$3.10	0.60%
Class S	$1,000.00	$1,056.40	$3.57	0.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.32	0.85%
Class B	$1,000.00	$1,017.10	$8.06	1.59%
Class C	$1,000.00	$1,017.10	$8.11	1.60%
Class I	$1,000.00	$1,022.10	$3.05	0.60%
Class S	$1,000.00	$1,021.70	$3.51	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,054.40	$5.27	1.02%
Class B	$1,000.00	$1,050.80	$9.12	1.77%
Class C	$1,000.00	$1,049.80	$9.12	1.77%
Class I	$1,000.00	$1,056.00	$4.08	0.79%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.18	1.02%
Class B	$1,000.00	$1,016.20	$8.97	1.77%
Class C	$1,000.00	$1,016.20	$8.97	1.77%
Class I	$1,000.00	$1,021.20	$4.01	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Statement of Assets and Liabilities

	December 31, 2012
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $591,042,120 and $258,653,574, respectively)	$1,139,087,871	$451,184,147
Receivable for Fund shares sold	1,292,037	721,750
Total assets	$1,140,379,908	$451,905,897

Liabilities
Payable for Fund shares redeemed	$5,254,778	$1,828,850
Payable to affiliates:
Administration fee	—	57,392
Distribution and service fees	387,627	180,135
Trustees’ fees	125	125
Accrued expenses	320,604	135,754
Total liabilities	$5,963,134	$2,202,256
Net Assets	$1,134,416,774	$449,703,641

Sources of Net Assets
Paid-in capital	$1,418,228,618	$504,662,449
Accumulated net realized loss from Portfolio	(832,004,230)	(247,534,896)
Accumulated undistributed net investment income	146,635	45,515
Net unrealized appreciation from Portfolio	548,045,751	192,530,573
Total	$1,134,416,774	$449,703,641

Class A Shares
Net Assets	$863,386,580	$282,749,920
Shares Outstanding	32,208,301	23,441,434
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$26.81	$12.06
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$28.45	$12.80

Class B Shares
Net Assets	$11,825,049	$9,788,976
Shares Outstanding	450,997	821,319
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$26.22	$11.92

Class C Shares
Net Assets	$222,682,356	$129,144,181
Shares Outstanding	9,174,252	10,960,192
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.27	$11.78

Class I Shares
Net Assets	$28,049,084	$28,020,564
Shares Outstanding	1,116,139	2,320,273
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.13	$12.08

Class S Shares
Net Assets	$8,473,705	$—
Shares Outstanding	312,104	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$27.15	$—

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Statement of Operations

	Year Ended December 31, 2012
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Dividends allocated from Portfolio (net of foreign taxes, $358,740 and $141,844, respectively)	$26,432,037	$10,442,325
Interest allocated from Portfolio	12,774	5,046
Miscellaneous income	9,404	—
Expenses allocated from Portfolio	(5,602,116)	(2,212,761)
Total investment income	$20,852,099	$8,234,610

Expenses
Administration fee	$—	$692,446
Distribution and service fees
Class A	2,238,503	724,140
Class B	154,488	144,535
Class C	2,313,008	1,344,897
Class S	10,542	–
Trustees’ fees and expenses	500	500
Custodian fee	39,280	39,649
Transfer and dividend disbursing agent fees	993,183	379,885
Professional fees	23,070	19,803
Printing and postage	111,353	51,498
Registration fees	66,338	63,049
Miscellaneous	274,122	134,929
Total expenses	$6,224,387	$3,595,331
Deduct —
Reduction of custodian fee	$—	$4
Total expense reductions	$—	$4

Net expenses	$6,224,387	$3,595,327

Net investment income	$14,627,712	$4,639,283

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$133,642,882	$38,342,068
Foreign currency transactions	16,576	6,548
Net realized gain	$133,659,458	$38,348,616
Change in unrealized appreciation (depreciation) —
Investments	$14,095,723	$19,884,796
Foreign currency	(8,445)	(3,336)
Net change in unrealized appreciation (depreciation)	$14,087,278	$19,881,460

Net realized and unrealized gain	$147,746,736	$58,230,076

Net increase in net assets from operations	$162,374,448	$62,869,359

(1)	Includes $136,950,086 and $39,144,384, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31, 2012
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$14,627,712	$4,639,283
Net realized gain from investment and foreign currency transactions	133,659,458	38,348,616
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,087,278	19,881,460
Net increase in net assets from operations	$162,374,448	$62,869,359
Distributions to shareholders —
From net investment income
Class A	$(12,231,917)	$(3,559,011)
Class B	(57,895)	(15,381)
Class C	(1,870,524)	(696,568)
Class I	(263,625)	(340,720)
Class S	(129,639)	—
Total distributions to shareholders	$(14,553,600)	$(4,611,680)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,058,321	$12,665,717
Class B	44,723	97,859
Class C	1,729,684	4,511,348
Class I	160,543,678	68,940,102
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,408,548	3,190,909
Class B	52,236	13,747
Class C	1,484,137	571,264
Class I	192,869	301,295
Class S	14,597	—
Cost of shares redeemed
Class A	(135,303,891)	(55,883,833)
Class B	(2,924,701)	(3,457,224)
Class C	(37,088,662)	(23,733,240)
Class I	(158,610,688)	(65,095,874)
Class S	(4,751,155)	—
Net asset value of shares exchanged
Class A	6,430,465	8,125,987
Class B	(6,430,465)	(8,125,987)
Net decrease in net assets from Fund share transactions	$(160,150,304)	$(57,877,930)

Net increase (decrease) in net assets	$(12,329,456)	$379,749

Net Assets
At beginning of year	$1,146,746,230	$449,323,892
At end of year	$1,134,416,774	$449,703,641

Accumulated undistributed net investment income included in net assets
At end of year	$146,635	$45,515

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2011
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$12,146,636	$3,485,953
Net realized gain from investment and foreign currency transactions	67,384,013	14,670,616
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(75,794,274)	(17,935,280)
Net increase in net assets from operations	$3,736,375	$221,289
Distributions to shareholders —
From net investment income
Class A	$(10,480,694)	$(2,881,127)
Class B	(35,627)	—
Class C	(1,257,200)	(344,632)
Class I	(280,476)	(261,576)
Class S	(160,661)	—
Total distributions to shareholders	$(12,214,658)	$(3,487,335)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,249,109	$9,977,567
Class B	758,365	675,043
Class C	1,575,404	4,663,072
Class I	177,821,585	93,667,652
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,712,892	2,471,838
Class B	31,049	—
Class C	979,685	274,615
Class I	124,289	186,166
Class S	11,810	—
Cost of shares redeemed
Class A	(153,182,158)	(79,168,302)
Class B	(3,888,789)	(6,500,071)
Class C	(37,791,369)	(27,940,395)
Class I	(165,506,305)	(83,682,062)
Class S	(743,458)	—
Net asset value of shares exchanged
Class A	10,100,176	14,545,472
Class B	(10,100,176)	(14,545,472)
Net decrease in net assets from Fund share transactions	$(166,847,891)	$(85,374,877)

Net decrease in net assets	$(175,326,174)	$(88,640,923)

Net Assets
At beginning of year	$1,322,072,404	$537,964,815
At end of year	$1,146,746,230	$449,323,892

Accumulated undistributed net investment income included in net assets
At end of year	$61,890	$14,095

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$23.630	$23.820	$21.400	$17.660	$26.930

Income (Loss) From Operations
Net investment income(1)	$0.366	$0.275	$0.226	$0.260	$0.333
Net realized and unrealized gain (loss)	3.195	(0.176)	2.433	3.768	(9.236)

Total income (loss) from operations	$3.561	$0.099	$2.659	$4.028	$(8.903)

Less Distributions
From net investment income	$(0.381)	$(0.289)	$(0.239)	$(0.285)	$(0.367)
Tax return of capital	—	—	—	(0.003)	—

Total distributions	$(0.381)	$(0.289)	$(0.239)	$(0.288)	$(0.367)

Net asset value — End of year	$26.810	$23.630	$23.820	$21.400	$17.660

Total Return(2)	15.05%	0.42%	12.43%	22.79%	(33.04)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$863,387	$864,789	$1,000,249	$1,036,371	$979,380
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.86%	0.86%	0.87%	0.91%	0.86%
Net investment income	1.40%	1.15%	1.04%	1.42%	1.45%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%
Portfolio Turnover of the Fund(5)	—	—	8%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$23.070	$23.190	$20.790	$17.100		$25.780

Income (Loss) From Operations
Net investment income(1)	$0.156	$0.087	$0.059	$0.127		$0.145
Net realized and unrealized gain (loss)	3.118	(0.163)	2.352	3.617		(8.789)

Total income (loss) from operations	$3.274	$(0.076)	$2.411	$3.744		$(8.644)

Less Distributions
From net investment income	$(0.124)	$(0.044)	$(0.011)	$(0.054)		$(0.036)
Tax return of capital	—	—	—	(0.000	)(2)	—

Total distributions	$(0.124)	$(0.044)	$(0.011)	$(0.054)		$(0.036)

Net asset value — End of year	$26.220	$23.070	$23.190	$20.790		$17.100

Total Return(3)	14.18%	(0.33)%	11.60%	21.89%		(33.53)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,825	$18,835	$32,084	$52,538		$115,096
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.61%	1.61%	1.62%	1.67%		1.61%
Net investment income	0.62%	0.37%	0.28%	0.73%		0.64%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%		3%
Portfolio Turnover of the Fund(6)	—	—	8%	—		—

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$21.430	$21.630	$19.450	$16.080	$24.480

Income (Loss) From Operations
Net investment income(1)	$0.154	$0.086	$0.057	$0.112	$0.144
Net realized and unrealized gain (loss)	2.889	(0.167)	2.205	3.412	(8.362)

Total income (loss) from operations	$3.043	$(0.081)	$2.262	$3.524	$(8.218)

Less Distributions
From net investment income	$(0.203)	$(0.119)	$(0.082)	$(0.153)	$(0.182)
Tax return of capital	—	—	—	(0.001)	—

Total distributions	$(0.203)	$(0.119)	$(0.082)	$(0.154)	$(0.182)

Net asset value — End of year	$24.270	$21.430	$21.630	$19.450	$16.080

Total Return(2)	14.19%	(0.37)%	11.63%	21.90%	(33.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$222,682	$227,541	$264,689	$281,787	$286,459
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.61%	1.61%	1.62%	1.66%	1.61%
Net investment income	0.65%	0.39%	0.29%	0.67%	0.69%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%
Portfolio Turnover of the Fund(5)	—	—	8%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$22.170	$22.380	$20.160	$16.640	$25.400

Income (Loss) From Operations
Net investment income(1)	$0.427	$0.323	$0.239	$0.263	$0.250
Net realized and unrealized gain (loss)	2.982	(0.180)	2.279	3.594	(8.580)

Total income (loss) from operations	$3.409	$0.143	$2.518	$3.857	$(8.330)

Less Distributions
From net investment income	$(0.449)	$(0.353)	$(0.298)	$(0.334)	$(0.430)
Tax return of capital	—	—	—	(0.003)	—

Total distributions	$(0.449)	$(0.353)	$(0.298)	$(0.337)	$(0.430)

Net asset value — End of year	$25.130	$22.170	$22.380	$20.160	$16.640

Total Return(2)	15.35%	0.65%	12.49%	23.16%	(32.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,049	$23,857	$12,495	$12,424	$4,002
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.61%	0.61%	0.62%	0.67%	0.61%
Net investment income	1.74%	1.44%	1.17%	1.52%	1.19%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%
Portfolio Turnover of the Fund(5)	—	—	8%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Financial Highlights — continued

	Class S
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$23.920	$24.110	$21.650	$17.840	$27.170

Income (Loss) From Operations
Net investment income(1)	$0.409	$0.317	$0.254	$0.299	$0.372
Net realized and unrealized gain (loss)	3.236	(0.179)	2.462	3.806	(9.323)

Total income (loss) from operations	$3.645	$0.138	$2.716	$4.105	$(8.951)

Less Distributions
From net investment income	$(0.415)	$(0.328)	$(0.256)	$(0.292)	$(0.379)
Tax return of capital	—	—	—	(0.003)	—

Total distributions	$(0.415)	$(0.328)	$(0.256)	$(0.295)	$(0.379)

Net asset value — End of year	$27.150	$23.920	$24.110	$21.650	$17.840

Total Return(2)	15.22%	0.58%	12.54%	22.99%	(32.93)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,474	$11,725	$12,555	$16,435	$18,033
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.70%	0.70%	0.76%	0.72%	0.71%
Net investment income	1.55%	1.31%	1.15%	1.62%	1.60%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%
Portfolio Turnover of the Fund(5)	—	—	8%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Financial Highlights — continued

	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.630	$10.720	$9.640	$7.960	$12.130

Income (Loss) From Operations
Net investment income(1)	$0.145	$0.104	$0.084	$0.102	$0.133
Net realized and unrealized gain (loss)	1.437	(0.083)	1.088	1.697	(4.150)

Total income (loss) from operations	$1.582	$0.021	$1.172	$1.799	$(4.017)

Less Distributions
From net investment income	$(0.152)	$(0.111)	$(0.092)	$(0.117)	$(0.153)
Tax return of capital	—	—	—	(0.002)	—

Total distributions	$(0.152)	$(0.111)	$(0.092)	$(0.119)	$(0.153)

Net asset value — End of year	$12.060	$10.630	$10.720	$9.640	$7.960

Total Return(2)	14.87%	0.20%	12.15%	22.59%	(33.10)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$282,750	$278,401	$332,251	$337,780	$321,130
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.03%	1.04%	1.06%	1.09%	1.02%
Net investment income	1.24%	0.96%	0.86%	1.23%	1.28%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$10.470	$10.530	$9.450	$7.780		$11.820

Income (Loss) From Operations
Net investment income(1)	$0.049	$0.019	$0.009	$0.042		$0.053
Net realized and unrealized gain (loss)	1.419	(0.079)	1.071	1.648		(4.030)

Total income (loss) from operations	$1.468	$(0.060)	$1.080	$1.690		$(3.977)

Less Distributions
From net investment income	$(0.018)	$—	$—	$(0.020)		$(0.063)
Tax return of capital	—	—	—	(0.000	)(2)	—

Total distributions	$(0.018)	$—	$—	$(0.020)		$(0.063)

Net asset value — End of year	$11.920	$10.470	$10.530	$9.450		$7.780

Total Return(3)	14.02%	(0.57)%	11.43%	21.71%		(33.64)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,789	$19,064	$39,520	$84,049		$139,837
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.78%	1.80%	1.81%	1.85%		1.77%
Net investment income	0.43%	0.18%	0.10%	0.53%		0.53%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%		3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.390	$10.470	$9.420	$7.780	$11.820

Income (Loss) From Operations
Net investment income(1)	$0.055	$0.022	$0.010	$0.039	$0.054
Net realized and unrealized gain (loss)	1.398	(0.075)	1.053	1.653	(4.032)

Total income (loss) from operations	$1.453	$(0.053)	$1.063	$1.692	$(3.978)

Less Distributions
From net investment income	$(0.063)	$(0.027)	$(0.013)	$(0.051)	$(0.062)
Tax return of capital	—	—	—	(0.001)	—

Total distributions	$(0.063)	$(0.027)	$(0.013)	$(0.052)	$(0.062)

Net asset value — End of year	$11.780	$10.390	$10.470	$9.420	$7.780

Total Return(2)	13.98%	(0.50)%	11.28%	21.74%	(33.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$129,144	$130,802	$154,493	$168,916	$173,161
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.78%	1.80%	1.80%	1.84%	1.77%
Net investment income	0.48%	0.21%	0.11%	0.49%	0.53%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.650	$10.740	$9.660	$7.970	$12.160

Income (Loss) From Operations
Net investment income(1)	$0.178	$0.135	$0.103	$0.115	$0.127
Net realized and unrealized gain (loss)	1.435	(0.084)	1.095	1.716	(4.132)

Total income (loss) from operations	$1.613	$0.051	$1.198	$1.831	$(4.005)

Less Distributions
From net investment income	$(0.183)	$(0.141)	$(0.118)	$(0.139)	$(0.185)
Tax return of capital	—	—	—	(0.002)	—

Total distributions	$(0.183)	$(0.141)	$(0.118)	$(0.141)	$(0.185)

Net asset value — End of year	$12.080	$10.650	$10.740	$9.660	$7.970

Total Return(2)	15.12%	0.48%	12.40%	22.96%	(32.92)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,021	$21,058	$11,701	$9,627	$3,160
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.79%	0.79%	0.80%	0.85%	0.77%
Net investment income	1.51%	1.26%	1.04%	1.38%	1.25%
Portfolio Turnover of the Portfolio	2%	2%	2%	3%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

21	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (Each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Tax-Managed Growth Fund 1.1 Class S shares were issued in a one-time offering and are exempt from registration under the Securities Act of 1933. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Tax-Managed Growth Fund 1.1 is closed to new accounts. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of a Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of the each Fund’s investment in the Portfolio reflects the Funds’ proportionate interest in the net assets of the Portfolio (14.7% and 5.9% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2012). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, Tax-Managed Growth Fund 1.1, for federal income tax purposes, had deferred capital losses of $4,973,193, and Tax-Managed Growth Fund 1.2, for federal income tax purposes, had capital loss carryforwards of $17,696,108 and deferred capital losses of $1,637,743 which will reduce each Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve each Fund of any liability for federal income or excise tax.

The amounts and expiration dates of the Tax-Managed Growth Fund 1.2 capital loss carryforwards are as follows:

Amount	Expiration Date

$1,943,650	December 31, 2013
$5,627,596	December 31, 2016
$10,124,862	December 31, 2017

The current year deferred capital losses are treated as arising on the first day of each Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward, if any.

As of December 31, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income	$14,553,600	$4,611,680

	Year Ended December 31, 2011
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income	$12,214,658	$3,487,335

During the year ended December 31, 2012, the following amounts were reclassified due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss), investments in partnerships and distributions from real estate investment trusts (REITs):

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Increase (decrease):
Paid-in capital	$145,355,234	$42,295,645
Accumulated net realized loss	$(145,365,867)	$(42,299,462)
Accumulated undistributed net investment income	$10,633	$3,817

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Undistributed ordinary income	$139,259	$42,601
Capital loss carryforwards and deferred capital losses	$(4,973,193)	$(19,333,851)
Net unrealized depreciation	$(278,977,910)	$(35,667,558)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships, return of capital distributions from securities and wash sales.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services. For Tax-Managed Growth Fund 1.2, EVM receives a fee computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $692,446. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2012 were as follows:

Fund	EVM’s Sub-Transfer Agent Fees	EVD’s Class A Sales Charges

Tax-Managed Growth Fund 1.1	$93,811	$13,308
Tax-Managed Growth Fund 1.2	31,511	26,509

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 for Class A shares amounted to the following:

Fund	Class A Distribution and Service Fees

Tax-Managed Growth Fund 1.1	$2,238,503
Tax-Managed Growth Fund 1.2	724,140

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

6.25% of the aggregate amount received by Tax-Managed Growth Fund 1.1 for Class B and Class C shares sold, respectively, and 6.25% of the aggregate amount received by Tax-Managed Growth 1.2 for both Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

Fund	Class B Distribution Fees	Class C Distribution Fees

Tax-Managed Growth Fund 1.1	$115,866	$1,734,756
Tax-Managed Growth Fund 1.2	108,401	1,008,673

At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B Uncovered Distribution Charges	Class C Uncovered Distribution Charges

Tax-Managed Growth Fund 1.1	$40,340,000	$108,822,000
Tax-Managed Growth Fund 1.2	14,224,000	31,225,000

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to the following:

Fund	Class B Service Fees	Class C Service Fees

Tax-Managed Growth Fund 1.1	$38,622	$578,252
Tax-Managed Growth Fund 1.2	36,134	336,224

Pursuant to a servicing agreement, Tax-Managed Growth Fund 1.1 pays EVD a service fee of 0.10% per annum of its average daily net assets attributable to Class S shares, all of which is paid by EVD to a subagent. Service fees paid or accrued for the year ended December 31, 2012 amounted to $10,542 for Class S shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds’ Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Funds. For the year ended December 31, 2012, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

Fund	Class A	Class B	Class C

Tax-Managed Growth Fund 1.1	$1,683	$26,684	$2,073
Tax-Managed Growth Fund 1.2	2,659	18,669	2,096

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$3,757,397	$182,490,199
Tax-Managed Growth Fund 1.2	3,291,237	68,736,864

Decreases in each Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$152,832,422
Tax-Managed Growth Fund 1.2	56,329,983

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31,
Class A	2012	2011

Sales	154,110	178,221
Issued to shareholders electing to receive payments of distributions in Fund shares	383,372	371,080
Redemptions	(5,175,345)	(6,361,497)
Exchange from Class B shares	246,965	421,724

Net decrease	(4,390,898)	(5,390,472)

	Year Ended December 31,
Class B	2012	2011

Sales	1,782	32,412
Issued to shareholders electing to receive payments of distributions in Fund shares	1,967	1,354
Redemptions	(115,531)	(166,001)
Exchange to Class A shares	(253,652)	(434,679)

Net decrease	(365,434)	(566,914)

26

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2012	2011

Sales	73,163	72,466
Issued to shareholders electing to receive payments of distributions in Fund shares	60,355	45,995
Redemptions	(1,575,264)	(1,741,356)

Net decrease	(1,441,746)	(1,622,895)

	Year Ended December 31,
Class I	2012	2011

Sales	6,541,108	7,859,865
Issued to shareholders electing to receive payments of distributions in Fund shares	7,579	5,639
Redemptions	(6,508,491)	(7,347,956)

Net increase	40,196	517,548

	Year Ended December 31,
Class S	2012	2011

Issued to shareholders electing to receive payments of distributions in Fund shares	531	497
Redemptions	(178,595)	(31,006)

Net decrease	(178,064)	(30,509)

Tax-Managed Growth Fund 1.2
	Year Ended December 31,
Class A	2012	2011

Sales	1,083,449	924,593
Issued to shareholders electing to receive payments of distributions in Fund shares	261,121	233,854
Redemptions	(4,776,558)	(7,333,924)
Exchange from Class B shares	694,691	1,355,976

Net decrease	(2,737,297)	(4,819,501)

	Year Ended December 31,
Class B	2012	2011

Sales	8,523	64,356
Issued to shareholders electing to receive payments of distributions in Fund shares	1,138	—
Redemptions	(301,319)	(612,752)
Exchange to Class A shares	(707,259)	(1,385,911)

Net decrease	(998,917)	(1,934,307)

27

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2012	2011

Sales	392,575	442,192
Issued to shareholders electing to receive payments of distributions in Fund shares	47,845	26,584
Redemptions	(2,065,765)	(2,636,419)

Net decrease	(1,625,345)	(2,167,643)

	Year Ended December 31,
Class I	2012	2011

Sales	5,868,055	8,617,562
Issued to shareholders electing to receive payments of distributions in Fund shares	24,636	17,596
Redemptions	(5,549,789)	(7,747,179)

Net increase	342,902	887,979

28

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2013

29

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  Each Fund designates approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax Managed Growth Fund 1.1	$25,889,663
Tax Managed Growth Fund 1.2	$10,178,170

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2012 ordinary income dividends, the following percentages qualify for the corporate dividends received deduction.

Tax Managed Growth Fund 1.1	100%
Tax Managed Growth Fund 1.2	100%

30

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 3.6%
Boeing Co. (The)	931,391	$70,189,626
General Dynamics Corp.	85,784	5,942,258
Honeywell International, Inc.	289,247	18,358,507
Huntington Ingalls Industries, Inc.	2,546	110,343
Lockheed Martin Corp.	16,042	1,480,516
Northrop Grumman Corp.	15,277	1,032,420
Precision Castparts Corp.	4,749	899,555
Raytheon Co.	53,403	3,073,877
Rockwell Collins, Inc.	157,787	9,178,470
Textron, Inc.	33,277	824,937
United Technologies Corp.	2,061,130	169,033,271

		$280,123,780

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	2,207	$139,526
FedEx Corp.	262,219	24,050,727
United Parcel Service, Inc., Class B	355,405	26,204,011

		$50,394,264

Auto Components — 0.3%
Johnson Controls, Inc.	741,480	$22,763,436

		$22,763,436

Automobiles — 0.0%(1)
Harley-Davidson, Inc.	800	$39,072

		$39,072

Beverages — 4.4%
Beam, Inc.	88,199	$5,388,077
Coca-Cola Co. (The)	5,165,599	187,252,964
Coca-Cola Enterprises, Inc.	31,501	999,526
Molson Coors Brewing Co., Class B	186,000	7,958,940
PepsiCo, Inc.	2,031,223	138,996,590

		$340,596,097

Biotechnology — 1.5%
Amgen, Inc.	1,173,549	$101,300,749
Biogen Idec, Inc.(2)	3,543	519,652
Gilead Sciences, Inc.(2)	238,742	17,535,600

		$119,356,001

Security	Shares	Value

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.(2)	11,600	$338,952

		$338,952

Capital Markets — 4.2%
Ameriprise Financial, Inc.	188,042	$11,777,070
Bank of New York Mellon Corp. (The)	609,954	15,675,818
Charles Schwab Corp. (The)	684,916	9,835,394
E*TRADE Financial Corp.(2)	4,593	41,107
Franklin Resources, Inc.	539,468	67,811,128
Goldman Sachs Group, Inc. (The)	532,816	67,966,009
Legg Mason, Inc.	96,941	2,493,323
Morgan Stanley	2,561,210	48,970,335
Northern Trust Corp.	709,098	35,568,356
State Street Corp.	741,014	34,835,068
T. Rowe Price Group, Inc.	469,130	30,554,437
UBS AG(2)	29,488	464,141
Waddell & Reed Financial, Inc., Class A	11,366	395,764

		$326,387,950

Chemicals — 1.9%
Air Products and Chemicals, Inc.	7,660	$643,593
Ashland, Inc.	30,391	2,443,740
Dow Chemical Co. (The)	154,702	4,999,969
E.I. du Pont de Nemours & Co.	924,467	41,573,281
Ecolab, Inc.	445,515	32,032,528
Monsanto Co.	492,901	46,653,080
PPG Industries, Inc.	109,400	14,807,290
Praxair, Inc.	2,828	309,525

		$143,463,006

Commercial Banks — 3.3%
Bank of Montreal	26,370	$1,616,481
BB&T Corp.	861,487	25,077,886
Comerica, Inc.	126,791	3,846,839
Fifth Third Bancorp	977,637	14,850,306
HSBC Holdings PLC	220,592	2,338,118
HSBC Holdings PLC ADR	424	22,502
KeyCorp	111,353	937,592
M&T Bank Corp.	17,293	1,702,842
PNC Financial Services Group, Inc.	110,726	6,456,433
Regions Financial Corp.	216,147	1,538,967
Royal Bank of Canada	148,562	8,958,289
Societe Generale(2)	466,293	17,729,606
SunTrust Banks, Inc.	269,585	7,642,735
Synovus Financial Corp.	10,960	26,852

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)
Toronto-Dominion Bank (The)	14,822	$1,249,939
U.S. Bancorp	2,258,640	72,140,961
Wells Fargo & Co.	2,654,040	90,715,087
Zions Bancorporation	38,805	830,427

		$257,681,862

Commercial Services & Supplies — 0.1%
ADT Corp. (The)	11,382	$529,149
Cintas Corp.	52,914	2,164,183
Pitney Bowes, Inc.	14,270	151,833
Tyco International, Ltd.	22,102	646,483
Waste Management, Inc.	108,527	3,661,701

		$7,153,349

Communications Equipment — 2.9%
Cisco Systems, Inc.	1,269,029	$24,936,420
Juniper Networks, Inc.(2)	100,895	1,984,605
Nokia Oyj ADR	192	758
QUALCOMM, Inc.	3,236,865	200,750,367

		$227,672,150

Computers & Peripherals — 4.4%
Apple, Inc.	405,782	$216,293,979
Dell, Inc.	3,911,409	39,622,573
EMC Corp.(2)	2,797,592	70,779,078
Hewlett-Packard Co.	33,743	480,838
NetApp, Inc.(2)	414,967	13,922,143

		$341,098,611

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,150,409

		$1,150,409

Consumer Finance — 1.1%
American Express Co.	830,524	$47,738,519
Capital One Financial Corp.	81,476	4,719,905
Discover Financial Services	831,233	32,044,032
SLM Corp.	10,200	174,726

		$84,677,182

Distributors — 0.2%
Genuine Parts Co.	188,424	$11,979,998

		$11,979,998

Security	Shares	Value

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$411,901

		$411,901

Diversified Financial Services — 2.6%
Bank of America Corp.	1,507,659	$17,488,844
CBOE Holdings, Inc.	40,000	1,178,400
Citigroup, Inc.	793,355	31,385,124
CME Group, Inc.	69,922	3,545,745
ING Groep NV ADR(2)	150,000	1,423,500
IntercontinentalExchange, Inc.(2)	10,892	1,348,539
JPMorgan Chase & Co.	3,056,151	134,378,959
Moody’s Corp.	179,322	9,023,483

		$199,772,594

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	285,688	$9,630,543
CenturyLink, Inc.	4,871	190,554
Deutsche Telekom AG ADR	50,092	569,145
Frontier Communications Corp.	33,255	142,331
Verizon Communications, Inc.	370,804	16,044,689
Windstream Corp.	70,866	586,770

		$27,164,032

Electric Utilities — 0.1%
Duke Energy Corp.	15,598	$995,152
Exelon Corp.	9,202	273,668
Southern Co. (The)	68,451	2,930,387

		$4,199,207

Electrical Equipment — 1.5%
Emerson Electric Co.	1,998,542	$105,842,784
Rockwell Automation, Inc.	110,000	9,238,900

		$115,081,684

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	2,216,265	$27,969,264
TE Connectivity, Ltd.	687	25,502

		$27,994,766

Energy Equipment & Services — 1.5%
Baker Hughes, Inc.	93,118	$3,802,939
Halliburton Co.	846,351	29,359,916
Schlumberger, Ltd.	1,161,418	80,474,653

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Energy Equipment & Services (continued)
Transocean, Ltd.	72,479	$3,236,188

		$116,873,696

Food & Staples Retailing — 3.8%
Costco Wholesale Corp.	873,262	$86,252,088
CVS Caremark Corp.	1,279,410	61,859,473
Kroger Co. (The)	35,843	932,635
Sysco Corp.	301,972	9,560,434
Wal-Mart Stores, Inc.	1,877,245	128,084,426
Walgreen Co.	139,366	5,157,936

		$291,846,992

Food Products — 2.5%
Archer-Daniels-Midland Co.	581,473	$15,926,545
Campbell Soup Co.	36,170	1,261,971
D.E Master Blenders 1753 N.V.(2)	145,510	1,671,722
General Mills, Inc.	38,796	1,567,746
Hershey Co. (The)	456,933	32,999,701
Kraft Foods Group, Inc.	57,116	2,597,065
McCormick & Co., Inc.	10,600	673,418
Mondelez International, Inc., Class A	173,425	4,417,135
Nestle SA	2,038,601	133,005,352
Unilever NV – NY Shares	4,636	177,559

		$194,298,214

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	1,684,457	$110,331,933
Bard (C.R.), Inc.	25,000	2,443,500
Baxter International, Inc.	207,551	13,835,350
Becton, Dickinson and Co.	66,108	5,168,985
Boston Scientific Corp.(2)	26,929	154,303
CareFusion Corp.(2)	70,668	2,019,691
Covidien PLC	186,594	10,773,938
Intuitive Surgical, Inc.(2)	14,000	6,865,180
Medtronic, Inc.	313,035	12,840,696
St. Jude Medical, Inc.	64,692	2,337,969
Stryker Corp.	131,368	7,201,594
Zimmer Holdings, Inc.	56,231	3,748,358

		$177,721,497

Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	473,884	$20,462,311
Cardinal Health, Inc.	141,534	5,828,370
Cigna Corp.	56,667	3,029,418

Security	Shares	Value

Health Care Providers & Services (continued)
Express Scripts Holding Co.(2)	367,509	$19,845,486
McKesson Corp.	2,384	231,153
PharMerica Corp.(2)	1,805	25,703
UnitedHealth Group, Inc.	63,696	3,454,871
WellPoint, Inc.	53,673	3,269,759

		$56,147,071

Hotels, Restaurants & Leisure — 3.1%
Carnival Corp.	364,247	$13,393,362
International Game Technology	459,500	6,511,115
Interval Leisure Group, Inc.	5,349	103,717
Marriott International, Inc., Class A	400,834	14,939,083
Marriott Vacations Worldwide Corp.(2)	2,597	108,217
McDonald’s Corp.	741,937	65,446,263
Starbucks Corp.	2,360,488	126,569,367
Yum! Brands, Inc.	210,518	13,978,395

		$241,049,519

Household Durables — 0.1%
D.R. Horton, Inc.	417,028	$8,248,814

		$8,248,814

Household Products — 1.7%
Clorox Co. (The)	7,570	$554,275
Colgate-Palmolive Co.	586,787	61,342,713
Kimberly-Clark Corp.	104,283	8,804,614
Procter & Gamble Co.	849,110	57,646,078

		$128,347,680

Independent Power Producers & Energy Traders — 0.0%(1)
AES Corp. (The)	1,730	$18,511

		$18,511

Industrial Conglomerates — 2.4%
3M Co.	799,469	$74,230,697
Danaher Corp.	41,105	2,297,769
General Electric Co.	5,187,334	108,882,141

		$185,410,607

Insurance — 2.9%
Aegon NV ADR	5,088,862	$32,772,271
Aflac, Inc.	93,654	4,974,900
Allstate Corp. (The)	964	38,724
Aon PLC	25,900	1,440,040

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Berkshire Hathaway, Inc., Class A(2)	464	$62,203,840
Berkshire Hathaway, Inc., Class B(2)	946,900	84,936,930
Chubb Corp.	23,930	1,802,408
Cincinnati Financial Corp.	135,528	5,307,277
Hartford Financial Services Group, Inc.	5,762	129,299
Manulife Financial Corp.	64,686	879,083
Progressive Corp.	1,151,311	24,292,662
Torchmark Corp.	52,429	2,709,006
Travelers Companies, Inc. (The)	76,466	5,491,788

		$226,978,228

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.(2)	211,982	$53,237,160

		$53,237,160

Internet Software & Services — 3.4%
Akamai Technologies, Inc.(2)	200,000	$8,182,000
AOL, Inc.(2)	5,317	157,436
eBay, Inc.(2)	1,260,217	64,296,271
Facebook, Inc., Class A(2)	1,289,000	34,326,070
Google, Inc., Class A(2)	212,621	150,826,959
IAC/InterActiveCorp	13,368	632,306
VeriSign, Inc.(2)	14,758	572,906

		$258,993,948

IT Services — 4.3%
Accenture PLC, Class A	2,738,000	$182,077,000
Automatic Data Processing, Inc.	397,949	22,687,072
Broadridge Financial Solutions, Inc.	1,652	37,798
Fidelity National Information Services, Inc.	63,590	2,213,568
Fiserv, Inc.(2)	16,691	1,319,090
International Business Machines Corp.	539,513	103,343,715
Paychex, Inc.	693,512	21,595,964
Total System Services, Inc.	32,405	694,115
Western Union Co.	54,638	743,623

		$334,711,945

Leisure Equipment & Products — 0.0%(1)
Mattel, Inc.	26,506	$970,650

		$970,650

Security	Shares	Value

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	441,172	$18,061,582
Thermo Fisher Scientific, Inc.	18,700	1,192,686

		$19,254,268

Machinery — 3.5%
Caterpillar, Inc.	85,768	$7,683,097
Deere & Co.	1,984,615	171,510,428
Dover Corp.	362,793	23,839,128
Illinois Tool Works, Inc.	1,051,729	63,955,641
Parker Hannifin Corp.	7,953	676,482
Pentair, Ltd.	5,462	268,457
WABCO Holdings, Inc.(2)	1,156	75,360

		$268,008,593

Media — 4.1%
CBS Corp., Class B	129,378	$4,922,833
Comcast Corp., Class A	199,107	7,442,620
Comcast Corp., Special Class A	1,434,304	51,563,229
DIRECTV(2)	17,242	864,859
Discovery Communications, Inc., Class A(2)	6,723	426,776
Discovery Communications, Inc., Class C(2)	6,732	393,822
Gannett Co., Inc.	3,563	64,170
McGraw-Hill Cos., Inc. (The)	86,290	4,717,474
News Corp., Class A	97	2,477
Omnicom Group, Inc.	112,077	5,599,367
Time Warner Cable, Inc.	12,203	1,186,009
Time Warner, Inc.	364,701	17,443,649
Viacom, Inc., Class B	118,510	6,250,217
Walt Disney Co. (The)	4,316,725	214,929,738

		$315,807,240

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$457,957
Freeport-McMoRan Copper & Gold, Inc.	450,138	15,394,719
Nucor Corp.	230,000	9,931,400

		$25,784,076

Multiline Retail — 0.2%
JC Penney Co., Inc.	125,000	$2,463,750
Target Corp.	161,351	9,547,139

		$12,010,889

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	922,342	$68,539,234
Apache Corp.	1,379,619	108,300,091
BP PLC ADR	182,637	7,605,005
Chevron Corp.	589,479	63,746,259
ConocoPhillips	270,175	15,667,448
Devon Energy Corp.	568,677	29,593,951
Exxon Mobil Corp.	2,103,669	182,072,552
Hess Corp.	39,579	2,096,104
Marathon Oil Corp.	171,639	5,262,452
Marathon Petroleum Corp.	85,592	5,392,296
Murphy Oil Corp.	78,679	4,685,334
Phillips 66	141,746	7,526,713
Royal Dutch Shell PLC ADR, Class A	70,332	4,849,391
Royal Dutch Shell PLC ADR, Class B	9,594	680,119
Spectra Energy Corp.	8,313	227,610
Williams Cos., Inc.	2,000	65,480
WPX Energy, Inc.(2)	666	9,910

		$506,319,949

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,560,550

		$1,560,550

Pharmaceuticals — 6.7%
Allergan, Inc.	288,962	$26,506,484
Bristol-Myers Squibb Co.	1,489,840	48,553,886
Eli Lilly & Co.	1,011,572	49,890,731
GlaxoSmithKline PLC ADR	455,612	19,805,454
Johnson & Johnson	2,318,480	162,525,448
Merck & Co., Inc.	1,109,591	45,426,656
Novo Nordisk A/S ADR	249,848	40,777,692
Pfizer, Inc.	2,445,404	61,330,732
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	62,428,223
Watson Pharmaceuticals, Inc.(2)	20,000	1,720,000

		$518,965,306

Real Estate Investment Trusts (REITs) — 0.0%(1)
Weyerhaeuser Co.	1,223	$34,024

		$34,024

Road & Rail — 0.2%
Norfolk Southern Corp.	43,575	$2,694,678
Union Pacific Corp.	131,038	16,474,097

		$19,168,775

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	560,289	$23,565,755
Applied Materials, Inc.	1,065,614	12,190,624
Broadcom Corp., Class A	897,422	29,803,385
Cypress Semiconductor Corp.(2)	52,742	571,723
Intel Corp.	8,430,881	173,929,075
Linear Technology Corp.	18,494	634,344
Maxim Integrated Products, Inc.	223,099	6,559,111
NVIDIA Corp.	284,500	3,496,505
Texas Instruments, Inc.	897,287	27,762,060
Xilinx, Inc.	50,186	1,801,677

		$280,314,259

Software — 4.0%
Activision Blizzard, Inc.	846,350	$8,988,237
Adobe Systems, Inc.(2)	409,776	15,440,360
CA, Inc.	7,339	161,311
Microsoft Corp.	3,191,370	85,305,320
Oracle Corp.	6,052,684	201,675,431
Symantec Corp.(2)	72,900	1,371,249

		$312,941,908

Specialty Retail — 4.0%
Best Buy Co., Inc.	133,011	$1,576,180
Gap, Inc. (The)	89,138	2,766,844
Home Depot, Inc. (The)	2,344,439	145,003,552
Limited Brands, Inc.	41,877	1,970,732
Lowe’s Companies, Inc.	333,776	11,855,724
Staples, Inc.	149,396	1,703,114
TJX Companies, Inc. (The)	3,402,810	144,449,284

		$309,325,430

Textiles, Apparel & Luxury Goods — 1.7%
Coach, Inc.	10,800	$599,508
Hanesbrands, Inc.(2)	197,985	7,091,823
NIKE, Inc., Class B	2,424,684	125,113,694
VF Corp.	12,000	1,811,640

		$134,616,665

Tobacco — 0.3%
Altria Group, Inc.	111,446	$3,501,634
Philip Morris International, Inc.	207,655	17,368,264

		$20,869,898

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	61,000	$1,411,540
Sprint Nextel Corp.(2)	135,160	766,357
Vodafone Group PLC ADR	179,476	4,521,001

		$6,698,898

Total Common Stocks (identified cost $5,007,236,733)		$7,616,035,563

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%
Wells Fargo & Co.(3)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$11,908

Total Rights (identified cost $16,440)		$11,908

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$105,909	$105,908,979

Total Short-Term Investments (identified cost $105,908,979)		$105,908,979

Total Investments — 99.9% (identified cost $5,113,167,081)		$7,721,956,450

Other Assets, Less Liabilities — 0.1%		$7,134,327

Net Assets — 100.0%		$7,729,090,777

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $5,007,258,102)	$7,616,047,471
Affiliated investments, at value (identified cost, $105,908,979)	105,908,979
Dividends receivable	6,975,110
Interest receivable from affiliated investment	10,077
Receivable for investments sold	2,151,359
Tax reclaims receivable	1,301,303
Total assets	$7,732,394,299

Liabilities
Payable to affiliates:
Investment adviser fee	$3,020,651
Trustees’ fees	17,000
Accrued expenses	265,871
Total liabilities	$3,303,522
Net Assets applicable to investors’ interest in Portfolio	$7,729,090,777

Sources of Net Assets
Investors’ capital	$5,120,222,449
Net unrealized appreciation	2,608,868,328
Total	$7,729,090,777

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $2,557,994)	$187,062,611
Interest allocated from affiliated investment	90,250
Expenses allocated from affiliated investment	(10,988)
Total investment income	$187,141,873

Expenses
Investment adviser fee	$38,048,799
Trustees’ fees and expenses	72,375
Custodian fee	1,176,902
Professional fees	191,193
Miscellaneous	213,383
Total expenses	$39,702,652
Deduct —
Reduction of custodian fee	$34
Total expense reductions	$34

Net expenses	$39,702,618

Net investment income	$147,439,255

Realized and Unrealized Gain (Loss)
Net realized gain —
Investment transactions(1)	$668,578,527
Investment transactions allocated from affiliated investment	2,123
Foreign currency transactions	116,835
Net realized gain	$668,697,485
Change in unrealized appreciation (depreciation) — Investments	$379,402,612
Foreign currency	(61,960)
Net change in unrealized appreciation (depreciation)	$379,340,652

Net realized and unrealized gain	$1,048,038,137

Net increase in net assets from operations	$1,195,477,392

(1)	Includes $684,475,867 of net realized gains from redemptions in-kind.

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$147,439,255	$132,247,891
Net realized gain from investment transactions and foreign currency transactions	668,697,485	229,176,225
Net change in unrealized appreciation (depreciation) from investments and foreign currency	379,340,652	(294,956,824)
Net increase in net assets from operations	$1,195,477,392	$66,467,292
Capital transactions —
Contributions	$95,312,609	$92,861,482
Withdrawals	(1,634,382,694)	(1,131,862,521)
Net decrease in net assets from capital transactions	$(1,539,070,085)	$(1,039,001,039)

Net decrease in net assets	$(343,592,693)	$(972,533,747)

Net Assets
At beginning of year	$8,072,683,470	$9,045,217,217
At end of year	$7,729,090,777	$8,072,683,470

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.48%	0.47%	0.45%
Net investment income	1.78%	1.53%	1.43%	1.86%	1.84%
Portfolio Turnover	2%	2%	2%	3%	3%

Total Return	15.48%	0.80%	12.86%	23.32%	(32.76)%

Net assets, end of year (000’s omitted)	$7,729,091	$8,072,683	$9,045,217	$9,479,479	$10,602,743

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 8.1%, 14.7%, 5.9%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an interest of 69.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

41

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Prior Period Adjustments — Subsequent to the issuance of the 2011 financial statements, management of Tax-Managed Growth Portfolio determined that the Portfolio’s capital transactions were misstated in the prior year as a result of misstatements in the recording of contributions and withdrawals. The correction of these misstatements results in offsetting decreases to the contributions and the withdrawals within the Statements of Changes in Net Assets of approximately $902,000,000 for the year ended December 31, 2011. These changes had no effect on the Portfolio’s net assets, net decrease in net assets from capital transactions, financial highlights, total return, taxable income or taxable realized gain (loss) of the Portfolio.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $38,048,799, or 0.46% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

42

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $131,570,236 and $70,924,383, respectively, for the year ended December 31, 2012. In addition, investors contributed securities with a value of $36,262,348 and investments having an aggregate market value of $1,507,627,169 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,737,183,179

Gross unrealized appreciation	$5,986,730,741
Gross unrealized depreciation	(1,957,470)

Net unrealized appreciation	$5,984,773,271

The net unrealized appreciation on foreign currency at December 31, 2012 on a federal income tax basis was $78,959.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

43

Tax-Managed Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,110,460,774	$—		$—	$1,110,460,774
Consumer Staples	842,842,357	134,677,074		—	977,519,431
Energy	623,193,645	—		—	623,193,645
Financials	1,075,464,116	20,067,724		—	1,095,531,840
Health Care	891,444,143	—		—	891,444,143
Industrials	925,680,004	—		—	925,680,004
Information Technology	1,783,727,587	—		—	1,783,727,587
Materials	170,397,491	—		—	170,397,491
Telecommunication Services	33,862,930	—		—	33,862,930
Utilities	4,217,718	—		—	4,217,718

Total Common Stocks	$7,461,290,765	$154,744,798	*	$—	$7,616,035,563
Preferred Stocks	$—	$—		$0	$0
Rights	11,908	—		—	11,908
Short-Term Investments	—	105,908,979		—	105,908,979

Total Investments	$7,461,302,673	$260,653,777		$0	$7,721,956,450

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

There was no activity in investments valued based on Level 3 inputs during the year ended December 31, 2012 to require a reconciliation of Level 3 assets. All Level 3 investments held at December 31, 2011 and December 31, 2012 were valued at $0. At December 31, 2012 there were no investments transferred between Level 1 and Level 2 during the year then ended.

7  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending the outcome of an omnibus motion to dismiss filed by the defendants (including the Portfolio) in a related multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.62% of net assets at December 31, 2012).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

44

Tax-Managed Growth Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2013

45

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

48

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

50

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966-2/13	TGSRC1.1&2

Eaton Vance Parametric Structured Commodity Strategy Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Parametric Structured Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class, as measured by the Dow Jones-UBS Commodity Index Total Return (the Index)2 remained highly volatile over the course of 2012, with numerous periods of rapid increases, followed by equally prominent declines.

The year began with a high level of optimism about the state of the global economy, which was reflected in an increase in demand for raw materials. The European debt crisis and growing concerns about a “hard landing” in China caused this optimism to fade in the spring, but the impacts of these worries on the Index were erased in the early summer as grain prices skyrocketed due to the unexpected heat wave and associated drought in the United States Midwest. However, the year ended with a broad decline in the commodity markets, due to a combination of worries about the state of the global economy, and the pending so-called “fiscal cliff” in the United States.

These economic worries benefited the precious metals sector, with gold, silver and platinum all booking moderate gains. Investors historically tend to invest in precious metals in times of uncertainty. Energy prices showed a wide amount of dispersion, with unleaded gasoline being one of the largest gainers in the commodity space, while natural gas was one of the largest decliners. The price of gasoline was positively impacted by a series of refinery shutdowns and fires, which constrained supply. Natural gas prices continue to be negatively impacted by the relentless increase in production, attributable in part to advances in shale extraction techniques. Price movements in the agricultural sector were also mixed, with soybeans, wheat and corn booking large gains, while coffee, cotton and sugar booked equally impressive losses.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Parametric Structured Commodity Strategy Fund (the Fund) Class I shares had a total return of 2.30% at net asset value (NAV). By comparison, the Index returned -1.06% during the same period.

The positive return posted by the Fund, versus a negative return for the Index, was primarily generated by the use of target weights to reduce concentration risk in the Fund. In addition, non-Index holdings were additive to Fund performance versus the Index.

The main contributors to Fund return versus the Index were the Fund’s large overweight positions in lead and gasoline. Increased demand for lead for use in automotive batteries, coupled with a declining supply caused this non-Index position to sharply appreciate over 2012. In addition, the Fund benefited from its underweight to natural gas, which sharply declined due to a warm winter and an increase in supply resulting from technological advances in the extraction of this commodity.

The main Fund performance detractors versus the Index in 2012 were underweight positions in soybeans, corn and wheat. The extreme heat and drought conditions suffered in the U.S. Midwest brought a dramatic decline in global grain supplies, and produced equally dramatic gains in grain prices.

The Fund’s emphasis on rebalancing and spreading its holdings across commodities generally aided Fund performance versus the Index, as many commodities experienced reversals of fortune from month to month, which broadly generated a rebalancing premium.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Performance2,3

Portfolio Managers David Stein, Ph.D. and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	01/03/2012	—	-0.27%
Class A with 4.75% Maximum Sales Charge	—	—	-5.02
Class I at NAV	05/25/2011	2.30%	-7.52
Dow Jones-UBS Commodity Index Total Return	05/25/2011	-1.06%	-9.64%

% Total Annual Operating Expense Ratios[4]		Class A	Class I
Gross		2.90%	2.65%
Net		1.00	0.75

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	01/03/2012	$9,973	$9,498

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Fund Profile

Commodity Exposure by Investment (% of net assets)

Commodity Exposure (% of net assets)5

Energy	28.23%	Agriculture	25.27%
Unleaded Gasoline	8.07	Sugar	4.02
Natural Gas	8.02	Soybean Oil	3.92
Gas Oil	7.75	Corn	3.88
Crude Oil-WTI	2.21	Soybeans	3.87
Crude Oil-Brent	2.09	Wheat	3.84
Heating Oil	0.09	Coffee	1.98
		Cotton	1.97
Industrial Metals	27.11%	Cocoa	1.79
Copper	7.80
Aluminum	7.71	Precious Metals	13.47%
Zinc	3.93	Gold	7.91
Lead	3.92	Silver	3.71
Nickel	3.75	Platinum	1.85

		Livestock	5.90%
		Live Cattle	3.95
		Lean Hogs	1.95

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones-UBS Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]

Commodity Exposure reflects the Fund’s exposure to commodity indices through total return swaps (derived based on notional amounts plus or minus unrealized appreciation (depreciation)) and the exchange-traded notes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2013, the name of the Fund is changed to Parametric Commodity Strategy Fund. Class A and Class I shares of the Fund are renamed Investor Class and Institutional Class, respectively. The front-end sales charge payable upon purchase of Investor Class shares of the Fund is eliminated. The minimum initial purchase of Institutional Class shares of the Fund is changed to $50,000 (waived in certain circumstances).

5

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,053.40	$5.16	**	1.00%
Class I	$1,000.00	$1,054.70	$3.87	**	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.08	**	1.00%
Class I	$1,000.00	$1,021.40	$3.81	**	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments

Exchange-Traded Notes (ETN) — 2.6%

Security	Units	Value

iPath Dow Jones-UBS Commodity Index Total Return ETN (Barclays Bank PLC), 0%, 6/12/36(1)	50,168	$2,074,447

Total Exchange-Traded Notes (identified cost $2,082,721)		$2,074,447

Short-Term Investments — 99.8%

U.S. Treasury Obligations — 79.1%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/10/13(2)	$17,000	$16,999,881
U.S. Treasury Bill, 0.00%, 2/7/13(2)	6,500	6,499,818
U.S. Treasury Bill, 0.00%, 5/2/13	1,500	1,499,562
U.S. Treasury Bill, 0.00%, 6/27/13	4,000	3,997,800
U.S. Treasury Bill, 0.00%, 7/25/13	2,000	1,998,584
U.S. Treasury Bill, 0.00%, 8/22/13(2)	7,000	6,994,253
U.S. Treasury Bill, 0.00%, 9/19/13	8,000	7,992,640
U.S. Treasury Bill, 0.00%, 10/17/13(2)	9,000	8,990,649
U.S. Treasury Bill, 0.00%, 12/12/13	8,000	7,989,312

Total U.S. Treasury Obligations (identified cost $62,952,763)		$62,962,499

Other — 20.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$16,471	$16,471,334

Total Other (identified cost $16,471,334)		$16,471,334

Total Short-Term Investments (identified cost $79,424,097)		$79,433,833

Total Investments — 102.4% (identified cost $81,506,818)		$81,508,280

Other Assets, Less Liabilities — (2.4)%		$(1,886,651)

Net Assets — 100.0%		$79,621,629

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $65,035,484)	$65,036,946
Affiliated investment, at value (identified cost, $16,471,334)	16,471,334
Interest receivable from affiliated investment	1,691
Receivable for Fund shares sold	664,315
Receivable for open swap contracts	450,004
Receivable from affiliates	25,594
Total assets	$82,649,884

Liabilities
Payable for investments purchased	$1,678,277
Payable for open swap contracts	1,047,381
Payable for Fund shares redeemed	161,916
Payable to affiliates:
Investment adviser and administrative fee	39,469
Distribution and service fees	55
Trustees’ fees	620
Accrued expenses	100,537
Total liabilities	$3,028,255
Net Assets	$79,621,629

Sources of Net Assets
Paid-in capital	$81,231,198
Accumulated net realized loss	(72,367)
Accumulated net investment loss	(941,287)
Net unrealized depreciation	(595,915)
Total	$79,621,629

Class A Shares
Net Assets	$683,344
Shares Outstanding	80,805
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.88

Class I Shares
Net Assets	$78,938,285
Shares Outstanding	9,323,334
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.47

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest	$54,372
Interest allocated from affiliated investment	18,250
Expenses allocated from affiliated investment	(2,189)
Total investment income	$70,433

Expenses
Investment adviser and administration fee	$358,162
Distribution and service fees
Class A	306
Trustees’ fees and expenses	2,588
Custodian fee	184,471
Transfer and dividend disbursing agent fees	9,546
Legal and accounting services	78,440
Printing and postage	11,919
Registration fees	51,872
Miscellaneous	7,899
Total expenses	$705,203
Deduct —
Allocation of expenses to affiliates	$259,135
Reduction of custodian fee	11
Total expense reductions	$259,146

Net expenses	$446,057

Net investment loss	$(375,624)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(54,447)
Investment transactions allocated from affiliated investment	376
Swap contracts	1,859,572
Net realized gain	$1,805,501
Change in unrealized appreciation (depreciation) —
Investments	$1,916
Swap contracts	(783,056)
Net change in unrealized appreciation (depreciation)	$(781,140)

Net realized and unrealized gain	$1,024,361

Net increase in net assets from operations	$648,737

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2012	Period Ended December 31, 2011(1)
From operations —
Net investment loss	$(375,624)	$(73,371)
Net realized gain (loss) from investment transactions and swap contracts	1,805,501	(3,348,553)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(781,140)	185,225
Net increase (decrease) in net assets from operations	$648,737	$(3,236,699)
Distributions to shareholders —
From net investment income
Class A	$(1,961)	$—
Class I	(742,457)	(69,799)
From net realized gain
Class A	(52)	—
Class I	(25,230)	—
Tax return of capital
Class A	(5,608)	—
Class I	(2,123,643)	—
Total distributions to shareholders	$(2,898,951)	$(69,799)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$683,402	$—
Class I	66,366,227	34,461,472
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,263	—
Class I	2,856,559	46,540
Cost of shares redeemed
Class A	(426)	—
Class I	(17,742,227)	(1,500,469)
Net increase in net assets from Fund share transactions	$52,170,798	$33,007,543

Net increase in net assets	$49,920,584	$29,701,045

Net Assets
At beginning of period	$29,701,045	$—
At end of period	$79,621,629	$29,701,045

Accumulated net investment loss included in net assets
At end of period	$(941,287)	$(134)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Financial Highlights

	Class A
	Period Ended December 31, 2012(1)
Net asset value — Beginning of period	$8.800

Income (Loss) From Operations
Net investment loss(2)	$(0.076)
Net realized and unrealized gain	0.052

Total loss from operations	$(0.024)

Less Distributions
From net investment income	$(0.081)
From net realized gain	(0.003)
Tax return of capital	(0.232)

Total distributions	$(0.316)

Net asset value — End of period	$8.460

Total Return(3)	(0.27	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$683
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00	%(7)
Net investment loss	(0.87	)%(7)
Portfolio Turnover	3,455	%(8)(9)

(1)	For the period from the commencement of operations, January 3, 2012, to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.43% of average daily net assets for the period ended December 31, 2012).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the year ended December 31, 2012.

(9)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31, 2012		Period Ended December 31, 2011(1)
Net asset value — Beginning of period	$8.600		$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.055)		$(0.038)
Net realized and unrealized gain (loss)	0.252		(1.339)

Total income (loss) from operations	$0.197		$(1.377)

Less Distributions
From net investment income	$(0.084)		$(0.023)
From net realized gain	(0.003)		—
Tax return of capital	(0.240)		—

Total distributions	$(0.327)		$(0.023)

Net asset value — End of period	$8.470		$8.600

Total Return(3)	2.30%		(13.77	)%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,938		$29,701
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.75%		0.75	%(8)
Net investment loss	(0.63)%		(0.67	)%(8)
Portfolio Turnover	3,455	%(9)	1,732	%(4)(9)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the period ended December 31, 2011, the Fund received a payment made by an affiliate for a trading error which amounted to $0.024 per share. Had the Fund not received this payment, total return would have been lower by 0.20%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.43% and 1.90% of average daily net assets for the year ended December 31, 2012 and the period ended December 31, 2011, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Parametric Structured Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2012 were $14,931,699 or 18.8% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $73,958 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

13

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are recorded separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Period Ended December 31, 2011(1)

Distributions declared from:
Ordinary income	$769,700	$69,799
Tax return of capital	$2,129,251	$—

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

During the year ended December 31, 2012, accumulated net realized loss was increased by $1,803,322, accumulated net investment loss was decreased by $178,889 and paid-in capital was increased by $1,624,433 due to differences between book and tax accounting, primarily for swap contracts, investment in partnerships and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

14

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(73,958)
Net unrealized depreciation	(594,324)
Other temporary differences	(941,287)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships and investment in the Subsidiary.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.60% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the year ended December 31, 2012, the investment adviser and administration fee amounted to $358,162 or 0.60% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.00% and 0.75% of the Fund’s consolidated average daily net assets of Class A and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2013. Pursuant to this agreement, EVM and Parametric were allocated $259,135 in total of the Fund’s operating expenses for the year ended December 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $213 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $306 for Class A shares.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $32,823,510 and $31,854,024, respectively, for the year ended December 31, 2012.

15

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A		Period Ended December 31, 2012(1)

Sales		79,996
Issued to shareholders electing to receive payments of distributions in Fund shares		858
Redemptions		(49)

Net increase		80,805

Class I	Year Ended December 31, 2012	Period Ended December 31, 2011(2)

Sales	7,566,123	3,618,492
Issued to shareholders electing to receive payments of distributions in Fund shares	337,602	5,437
Redemptions	(2,033,101)	(171,219)

Net increase	5,870,624	3,452,710

(1)	Class A commenced operations on January 3, 2012.

(2)	For the period from the start of business, May 25, 2011, to December 31, 2011.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$81,505,227

Gross unrealized appreciation	$11,224
Gross unrealized depreciation	(8,171)

Net unrealized appreciation	$3,053

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

16

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at December 31, 2012 is as follows:

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$475,402	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.19%	3/12/13	$8,164
Barclays Bank PLC	383,612	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.19	3/12/13	14,422
Barclays Bank PLC	2,306,091	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.19	3/12/13	(6,389)
Barclays Bank PLC	2,807,362	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.19	3/12/13	74,792
Barclays Bank PLC	1,730,309	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	3/12/13	(24,016)
Barclays Bank PLC	2,223,293	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.20	3/12/13	(26,281)
Barclays Bank PLC	2,049,213	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	3/12/13	6,215
Barclays Bank PLC	1,027,222	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.20	3/12/13	2,690
Barclays Bank PLC	891,105	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20	3/12/13	(37,311)
Barclays Bank PLC	903,235	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.20	3/12/13	(41,194)
Barclays Bank PLC	1,166,436	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.20	3/12/13	(6,782)
Barclays Bank PLC	353,141	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.21	3/12/13	(12,274)
Barclays Bank PLC	586,703	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.25	3/12/13	(39,463)
Barclays Bank PLC	585,512	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.25	3/12/13	(868)
Barclays Bank PLC	1,377,500	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.25	3/12/13	(41,741)
Barclays Bank PLC	510,048	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.25	3/12/13	(5,488)
Barclays Bank PLC	433,065	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.25	3/12/13	(7,477)
Barclays Bank PLC	1,070,946	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.25	3/12/13	(5,959)
Barclays Bank PLC	1,253,327	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.25	3/12/13	(43,884)
Barclays Bank PLC	1,131,819	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.25	3/12/13	6,899
Barclays Bank PLC	1,376,943	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.25	3/12/13	(56,568)
Barclays Bank PLC	1,790,329	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.30	3/12/13	(17,278)

17

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$1,059,678	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.35%	3/12/13	$3,250
Merrill Lynch International	1,835,787	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.23	1/16/13	(12,031)
Merrill Lynch International	561,399	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.23	1/16/13	1,504
Merrill Lynch International	1,576,676	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.23	1/16/13	669
Merrill Lynch International	645,369	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.23	1/16/13	12,861
Merrill Lynch International	1,839,408	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.23	1/16/13	(20,810)
Merrill Lynch International	1,558,012	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.23	1/16/13	7,526
Merrill Lynch International	688,679	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.23	1/16/13	(3,076)
Merrill Lynch International	858,554	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.23	1/16/13	(33,589)
Merrill Lynch International	722,958	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.23	1/16/13	(20,713)
Merrill Lynch International	1,479,865	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.23	1/16/13	11,975
Merrill Lynch International	667,405	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.23	1/16/13	(3,407)
Merrill Lynch International	440,837	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.23	1/16/13	(15,081)
Merrill Lynch International	376,243	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.28	1/16/13	(19,503)
Merrill Lynch International	455,892	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.28	1/16/13	(3,504)
Merrill Lynch International	866,727	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.28	1/16/13	(5,941)
Merrill Lynch International	375,917	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.28	1/16/13	(3,752)
Merrill Lynch International	475,983	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.28	1/16/13	(14,230)
Merrill Lynch International	893,491	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.28	1/16/13	(10,288)
Merrill Lynch International	961,222	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.28	1/16/13	(14,536)
Merrill Lynch International	970,520	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.28	1/16/13	14,037
Merrill Lynch International	827,144	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.28	1/16/13	(28,568)
Merrill Lynch International	945,186	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.33	1/16/13	18,326
Merrill Lynch International	1,855,887	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.38	1/16/13	10,817

18

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)
Merrill Lynch International	$2,560,615	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.23%	2/14/13	$(69,156)
Merrill Lynch International	491,758	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.23	2/14/13	19,345
Merrill Lynch International	2,324,091	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.23	2/14/13	(42,356)
Merrill Lynch International	498,160	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.23	2/14/13	29,994
Merrill Lynch International	2,042,463	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.23	2/14/13	11,983
Merrill Lynch International	2,502,480	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.23	2/14/13	(31,079)
Merrill Lynch International	1,390,741	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.23	2/14/13	12,500
Merrill Lynch International	1,311,142	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.23	2/14/13	(48,141)
Merrill Lynch International	1,425,371	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.23	2/14/13	(93,914)
Merrill Lynch International	1,882,306	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.23	2/14/13	98,105
Merrill Lynch International	1,232,507	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.23	2/14/13	1,043
Merrill Lynch International	743,485	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.23	2/14/13	(34,213)
Merrill Lynch International	565,958	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.28	2/14/13	(43,544)
Merrill Lynch International	503,100	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.28	2/14/13	629
Merrill Lynch International	769,045	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.28	2/14/13	(23,600)
Merrill Lynch International	652,050	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.28	2/14/13	4,978
Merrill Lynch International	634,917	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.28	2/14/13	(13,574)
Merrill Lynch International	1,105,749	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.28	2/14/13	8,010
Merrill Lynch International	788,272	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.28	2/14/13	(33,838)
Merrill Lynch International	960,947	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.28	2/14/13	50,138
Merrill Lynch International	844,075	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.28	2/14/13	(31,964)
Merrill Lynch International	1,019,466	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.33	2/14/13	4,728
Merrill Lynch International	2,497,579	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.38	2/14/13	14,404

							$(597,377)

19

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including total return swaps based on a commodity index, and commodity exchange-traded notes that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which may trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $1,047,381. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $6,827,456 at December 31, 2012.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $450,004, with the highest amount from any one counterparty being $333,572. To mitigate this risk, the Fund (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund (and Subsidiary) or the counterparty. At December 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $450,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2012 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative
Swap Contracts	$450,004	(1)	$(1,047,381	)(2)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap Contracts	$1,859,572	(1)	$(783,056	)(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately $58,228,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

20

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

11  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Notes	$2,074,447	$—	$—	$2,074,447
Short-Term Investments —
U.S. Treasury Obligations	—	62,962,499	—	62,962,499
Other	—	16,471,334	—	16,471,334

Total Investments	$2,074,447	$79,433,833	$—	$81,508,280
Swap Contracts	$—	$450,004	$—	$450,004

Total	$2,074,447	$79,883,837	$—	$81,958,284

Liability Description
Swap Contracts	$—	$(1,047,381)	$—	$(1,047,381)

Total	$—	$(1,047,381)	$—	$(1,047,381)

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Parametric Structured Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Parametric Structured Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2012, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from the start of business, May 25, 2011, to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Structured Commodity Strategy Fund and subsidiary as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from the start of business, May 25, 2011, to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2013

22

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

24

Eaton Vance

Parametric Structured Commodity Strategy Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255-2/13	PPASCSSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Parametric Structured Commodity Strategy Fund, Eaton Vance Large-Cap Core Research Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2011 and December 31, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Parametric Structured Commodity Strategy Fund*

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$33,550	$46,619
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,500	$32,360
All Other Fees(3)	$300	$0

Total	$52,350	$78,979

*	Fund commenced operations on 5/25/11

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$11,650	$12,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,160	$9,600
All Other Fees(3)	$300	$0

Total	$20,110	$21,940

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$14,020	$14,760
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,250	$6,710
All Other Fees(3)	$300	$0

Total	$20,750	$21,470

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$14,020	$14,760
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,250	$6,710
All Other Fees(3)	$300	$0

Total	$20,750	$21,470

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/11**	9/30/11	10/31/11	12/31/11	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12
Audit Fees	$21,550	$31,865	$522,885	$135,300	$88,300	$109,600	$524,630	$19,550	$88,479
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$11,500	$15,580	$250,180	$51,570	$25,420	$28,740	$281,940	$8,000	$55,380
All Other Fees(3)	$500	$600	$22,300	$1,500	$2,100	$620	$0	$310	$0

Total	$33,550	$48,045	$795,365	$188,370	$115,820	$138,960	$806,570	$27,860	$143,859

*	Information is not presented for fiscal year ended 11/30/11, as no Series in the Trust with such fiscal year end was in operation during that period.
**	Series commenced operations on April 1, 2010.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/11**	9/30/11	10/31/11	12/31/11	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12
Registrant(1)	$12,000	$16,180	$272,480	$53,070	$27,520	$29,360	$281,940	$8,310	$55,380
Eaton Vance(2)	$205,107	$226,431	$266,431	$334,561	$414,561	$606,619	$566,619	$662,119	$615,489

*	Information is not presented for fiscal year ended 11/30/11, as no Series in the Trust with such fiscal year end was in operation during that period.
**	Series commenced operations on April 1, 2010.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 20, 2013

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2013